UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2021

Blue Apron Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38134	81-4777373
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28 Liberty Street New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

(347) 719-4312

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Class A Common Stock, $0.0001 par value per share	APRN	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Purchase Agreement

On September 15, 2021 (the “Effective Date”), the Company entered into a purchase agreement (the “Purchase Agreement”) with RJB Partners LLC (“RJB”), an affiliate of Joseph N. Sanberg, an existing holder of the Company’s Class A common stock and founding investor in the Company, and Matthew B. Salzberg, the Company’s co-founder, under which the Company will engage in an equity capital raise for an aggregate of $78.0 million, without giving effect to the receipt of any exercise price of any warrants issued in the transactions. The Purchase Agreement provides that, among other things:

•	The Company will conduct a rights offering (the “Rights Offering”), pursuant to which the Company will distribute, at no charge, to the holders of record of its outstanding shares of Class A common stock and certain outstanding warrants to purchase shares of Class A common stock (the “Eligible Securityholders”) one non-transferable subscription right (each, a “Subscription Right” and collectively, the “Subscription Rights”) for each share of Class A common stock held or, in the case of the holders of the applicable outstanding warrants, each share of Class A common stock issuable upon exercise of such warrants. Each Subscription Right provides the Eligible Securityholder the right to purchase one unit consisting of a fraction (the “Applicable Fraction”) of (i) one share of Class A common stock, (ii) one warrant to purchase 0.8 of one share of Class A common stock at an exercise price of $15.00 per share, (iii) one warrant to purchase 0.4 of one share of Class A common stock at an exercise price of $18.00 per share, and (iv) one warrant to purchase 0.2 of one share of Class A common stock at an exercise price of $20.00 per share. The Applicable Fraction will be based upon the shares held (or issuable upon exercise of the applicable outstanding warrants) by the Eligible Securityholders as of the record date. The purchase price for each unit will equal $10.00 multiplied by the Applicable Fraction. The Company will not commence the Rights Offering until it has filed a registration statement covering the offer of the Subscription Rights and the securities issuable upon exercise of the Subscription Rights with the Securities and Exchange Commission and such registration statement has been declared effective.

•	RJB will purchase in a private placement (the “Backstop Private Placement”) that number of shares of Class A common stock and warrants that remain unsubscribed at the expiration of the Rights Offering subscription period (collectively, the “Backstop Securities”) for an aggregate purchase price equal to $45.0 million less the aggregate purchase price received from purchasers of units in the Rights Offering.

•	In a separate private placement (the “Concurrent Private Placement”), RJB will purchase, on the same terms and concurrently with the consummation of the Backstop Private Placement and for an aggregate purchase price of $30.0 million, (i) 3,000,000 shares of Class A common stock, (ii) warrants to purchase 2,400,000 shares of Class A common stock at an exercise price of $15.00 per share, (iii) warrants to purchase 1,200,000 shares of Class A common stock at an exercise price of $18.00 per share, and (iv) warrants to purchase 600,000 shares of Class A common stock at an exercise price of $20.00 per share (collectively, the “Concurrent Private Placement Securities”).

•	In a separate private placement, which closed concurrently with the execution of the Purchase Agreement on the Effective Date (the “Salzberg Private Placement”), Matthew B. Salzberg purchased, on the same terms as the Backstop Private Placement and the Concurrent Private Placement and for an aggregate purchase price of $3.0 million, (i) 300,000 shares of Class A common stock, (ii) warrants to purchase 240,000 shares of Class A common stock at an exercise price of $15.00 per share, (iii) warrants to purchase 120,000 shares of Class A common stock at an exercise price of $18.00 per share, and (iv) warrants to purchase 60,000 shares of Class A common stock at an exercise price of $20.00 per share (collectively, the “Salzberg Private Placement Securities”).

The Purchase Agreement contains customary representations from the Company, on the one hand, and RJB and Matthew B. Salzberg, severally and not jointly, on the other hand. It also contains customary covenants, including covenants providing for the Company to (i) conduct the Rights Offering, (ii) use commercially reasonable efforts to cause each of the Company and its subsidiaries to conduct its business in the ordinary course prior to the closing of the Backstop Private Placement and Rights Offering, and (iii) not to engage in specified types of transactions during such period.

The Salzberg Private Placement closed concurrently with the execution of the Purchase Agreement on the Effective Date. Pursuant to the terms of the Purchase Agreement, the Backstop Private Placement and Concurrent Private Placement are expected to close concurrently, shortly after the expiration of the Rights Offering subscription period. Completion of the Backstop Private Placement and Concurrent Private Placement is subject to customary closing conditions, including completion of the Rights Offering. The Purchase Agreement contains customary termination rights for each of the Company and RJB, including that it may be terminated, subject to the terms and conditions of the Purchase Agreement, (i) by mutual written consent of such parties; (ii) by either such party upon the other party’s uncured material breach of any representation, warranty, covenant or agreement under the Purchase Agreement after the earlier of an applicable notice period or the expiration of the Rights Offering subscription period; or (iii) if the proposed Rights Offering, Backstop Private Placement and Concurrent Private Placement have not been consummated by March 24, 2022. If the Purchase Agreement is terminated by either the Company or RJB in accordance with its terms, the Company has agreed to repurchase the Salzberg Private Placement Securities from Matthew B. Salzberg at the original purchase price.

In accordance with terms of the Purchase Agreement, RJB has also agreed to a customary standstill for a period of three years, as well as provisions requiring RJB to vote all Company securities it beneficially owns, and to cause Company securities beneficially owned by Joseph N. Sanberg and certain of its or his respective affiliates to be voted, in each case in excess of 19.9% of the total voting power of the outstanding capital stock of the Company in the aggregate, in proportion to and in accordance with the vote of all stockholders of the Company.

Under the Purchase Agreement, the Company has agreed to provide RJB and Matthew B. Salzberg with customary registration rights and to enter into a registration rights agreement with respect to the securities purchased in the private placements. Further, the Purchase Agreement also requires the board of directors of the Company (the “Board”) to approve specified environmental, social, and corporate governance measures, including the following: (i) using reasonable best efforts to conduct and complete a greenhouse gas emissions inventory survey by December 31, 2021 and to become “carbon neutral” in specified respects from and after March 31, 2022; (ii) establishing a minimum wage of at least $15.00 per hour to all hourly employees and adopting a policy to pay hourly employees wages at least equal to those offered by comparable companies; and (iii) using reasonable best efforts to cause Company nominees for election to the Board at the 2022 annual stockholders meeting (the “2022 Annual Meeting”) to be composed of individuals at least half of whom are women and at least half of whom are persons of color and, if at least half the directors are not women or if at least half of the directors are not persons of color immediately after the 2022 Annual Meeting, to increase the size of the Board and appoint new directors, or obtain resignations from then-current directors, such that at least half of the directors are women and at least half of the directors are persons of color. The Company has further agreed, at the 2022 Annual Meeting, to propose amendments to its restated certificate of incorporation, as amended (the “Charter”), to: (i) permit stockholders representing at least twenty-five percent (25%) of the voting power of the Company’s outstanding capital stock to call a special meeting of stockholders and (ii) eliminate the requirements that the affirmative vote of stockholders representing at least sixty-six and two-thirds percent (66-2/3%) of the voting power of the Company’s outstanding capital stock be required to (x) remove a director and (y) amend the Company’s Charter or its bylaws, subject to certain exceptions.

Each warrant issued in the Salzberg Private Placement has, and each warrant to be issued in the Rights Offering, Backstop Private Placement and Concurrent Private Placement will have, a term of seven years from the date of issuance. Each such warrant may only be exercised for cash, except in connection with certain fundamental transactions, and no fractional shares will be issued upon exercise of the warrants. The warrants will be non-transferable, except in limited circumstances, and will not be listed or otherwise trade on any stock exchange. The number of shares issuable upon exercise of the warrants and the applicable exercise prices will be subject to adjustment in certain events, including (i) dividends or distributions of shares of the Company’s Class A common stock, (ii) subdivisions, combinations and certain reclassifications of shares of the Company’s Class A common stock, (iii) certain additional issuances of Class A common stock or securities exercisable for or convertible into shares of Class A common stock at a price per share less than the market price for the Company’s Class A common stock, (iv) distributions of assets other than Class A common stock, or (v) certain repurchases by the Company.

The foregoing descriptions of the Purchase Agreement and the form of warrants issuable to RJB in connection with the Backstop Private Placement and Concurrent Private Placement and to Matthew B. Salzberg in the Salzberg Private Placement are qualified in their entirety by reference to the full text of the documents, copies of which are filed as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above with regard to the Backstop Private Placement, Concurrent Private Placement and Salzberg Private Placement is incorporated herein by reference.

The Company expects the issuance of the Backstop Securities and the Concurrent Private Placement Securities to RJB to be made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act for a transaction by an issuer not involving any public offering. RJB has represented and agreed to further represent to the Company at issuance that, at such time, it is an “accredited investor” and that it is acquiring the Backstop Securities and Concurrent Private Placement Securities for investment only and not with a view to or for sale in connection with any distribution thereof.

The issuance of the Salzberg Private Placement Securities to Matthew B. Salzberg was made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act for a transaction by an issuer not involving any public offering. Matthew B. Salzberg represented to the Company at issuance that he was an “accredited investor” and that he was acquiring the Salzberg Private Placement Securities for investment only and not with a view to or for sale in connection with any distribution thereof.

The Company did not pay or give, directly or indirectly, any commission or other remuneration, including underwriting discounts and commissions, in connection with the issuance of the Salzberg Private Placement Securities. The Company does not expect to pay or give, directly or indirectly, any commission or other remuneration, including underwriting discounts and commissions, in connection with the issuance of the Backstop Private Placement Securities and Concurrent Private Placement Securities.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the proposed transactions, Matthew B. Salzberg and Barry Salzberg each notified the Board on the Effective Date of his intention to resign as a director of the Company. Matthew B. Salzberg’s and Barry Salzberg’s resignations became effective on the Effective Date and were not the result of any dispute or disagreement with the Company, the Company’s management or the Board on any matter relating to the operations, policies or practices of the Company.

On the Effective Date, the Board appointed Jennifer Carr-Smith, a current independent Board member, to succeed Matthew B. Salzberg as Board chair.

Item 8.01 Other Events.

On the Effective Date, in connection with the transactions described above and immediately prior to the signing of the Purchase Agreement, certain of the Company’s existing holders of Class B common stock, including Matthew B. Salzberg, Barry Salzberg, and Joseph N. Sanberg and certain of their respective affiliates, elected to convert their respective outstanding shares of Class B common stock into shares of Class A common stock, on a one-share-for-one-share basis, effective immediately. The Class B common stock is substantially the same as the Class A common stock except Class B common stock has ten votes per share whereas Class A common stock has one vote per share.

As a result of these voluntary conversions, pursuant to Section 7.2(d) of Part A of Article Fourth of the Charter, which provides for the automatic conversion of all outstanding Class B common stock when the outstanding shares of Class B common stock represent less than five percent (5%) of the combined voting power of the outstanding Class A common stock and Class B common stock, all of the Company’s outstanding shares of Class B common stock automatically converted into shares of Class A common stock on a one-share-for-one-share basis (the “Class B Automatic Conversion”). Following the Class B Automatic Conversion, the Company has only one class of common stock outstanding, its Class A common stock, and the Company is no longer a “controlled company” as defined under New York Stock Exchange listing rules. After the Class B Automatic Conversion, the Company intends to file a Certificate of Retirement (the “Certificate of Retirement”) with the Secretary of State of the State of Delaware to retire all 175,000,000 shares of Class B common stock authorized under the Charter and to amend the Charter to reduce the total authorized number of shares of capital stock of the Company by 175,000,000 shares.

The Company issued a press release on the Effective Date announcing the proposed Rights Offering, entry into the Purchase Agreement in connection with the Backstop Private Placement and Concurrent Private Placement, entry into and closing of the Salzberg Private Placement, the conversion of the Class B common stock and the recent Board changes. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, those regarding the Company’s plans to launch the Rights Offering; the transactions contemplated by the Purchase Agreement; the anticipated final terms, timing and completion of the proposed Rights Offering, proposed Backstop Private Placement and proposed Concurrent Private Placement; the use of proceeds from the proposed Rights Offering, proposed Backstop Private Placement, proposed Concurrent Private Placement and completed Salzberg Private Placement; specified corporate governance matters contemplated by the Purchase Agreement; and the company’s plans, strategies, and prospects for its business. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “hope,” “may,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results to differ materially from current expectations and beliefs, including, but not limited to: risks and uncertainties related to: whether the proposed transactions will be completed in a timely manner, or at all; the risk that all of the closing conditions under the Purchase Agreement are not satisfied; the occurrence of any event, change or other circumstance that could give rise to the termination of the Purchase Agreement; the final terms of the proposed Rights Offering, proposed Backstop Private Placement and proposed Concurrent Private Placement; market and other conditions; the satisfaction of customary closing conditions related to the proposed Rights Offering; risks related to the diverting of management’s attention from the Company’s ongoing business operations; the impact of general economic, industry or political conditions in the United States or internationally including the ongoing COVID-19 pandemic and other important risk factors set forth under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021 and in any other subsequent filings made with the SEC by the Company, including the planned Registration Statement on Form S-3 to be filed with the SEC in connection with the Rights Offering. There can be no assurance that the Company will be able to complete the proposed Rights Offering, proposed Backstop Private Placement and proposed Concurrent Private Placement on the anticipated terms, or at all. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and the Company specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
4.1	Form of Warrant to be issued pursuant to the Purchase Agreement
4.2	Form of Warrant to be issued pursuant to the Rights Offering
10.1	Purchase Agreement, dated as of September 15, 2021, by and among the Company, RJB Partners LLC, and Matthew B. Salzberg
99.1	Press Release dated September 15, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE APRON HOLDINGS, INC.

Date: September 15, 2021	By:	/s/ Randy J. Greben
Randy J. Greben
Chief Financial Officer and Treasurer